SUPPLEMENT TO THE PROSPECTUS
OF
WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND
(The “Fund”)

Effective immediately, the Fund’s prospectus offering Class A, Class B and Class C shares is amended to include the following changes to the section entitled “Reductions and Waivers of Sales Charges”:

The following sentence is revised under “Class A Shares Sales Charge Reductions and Waivers”:

Current Language	Revised Language
You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of redemption.	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 90 days of the date of redemption.

October 22, 2013                                                                                             AFR103/P501BSP